                                                                   EXHIBIT 10.25

k
                       FIRST AMENDMENT TO LEASE AGREEMENT

         THIS FIRST AMENDMENT is made this day of January, 1999, by and between LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership ("Landlord") and ASTROPOWER, INC., a Delaware corporation ("Tenant").

                                   BACKGROUND

A. Landlord and Tenant entered into a Lease Agreement dated January 19, 1998 (the "Lease"), covering premises at 231 Lake
         Drive, Newark, Delaware, as more fully described in the Lease.

B. Tenant desires to increase the amount of space leased and Landlord has agreed to such increase subject to the provisions of this First Amendment. Accordingly, Landlord and Tenant desire to amend the Lease.

         NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and covenants contained herein and in the Lease, and intending to be legally bound hereby, agree that, effective. on the date Landlord tenders possession of the Additional Space (as defined below) to Tenant free of the tenancy of Winstar Wireless, Inc. ("Winstar") (the "Effective Date"), the Lease is amended as follows:

1. Section l(a) defining "PREMISES" is amended by deleting the reference to "60,300" approximate rentable square feet and inserting "80,400" in its place. The Premises, including the 20,100 additional square feet (the "Additional Space") being leased pursuant to this Amendment, is shown on attached Exhibit "A-1".

2. Section 1(a) defining "TERM" is amended to change the Term to the number of months between June 1, 1998 and the Expiration Date and to change the Expiration Date to the date which is the 10th anniversary of the Effective Date or, if the Effective Date is not the first day of a calendar month, 10 years from the first day of the first calendar month after the Effective Date.

3. Section 1 (d)(I) defining "MINIMUM ANNUAL RENT" is deleted in its entirety and the following is submitted therefore:

                            Period                               Annual                               Monthly
                            ------                               ------                               -------
              *Effective Date - 5/31/99                       $375,264.00                            $31,272.00
                       6/1/99 - 5/31/00                       $381,900.00                            $31,825.00
                       6/1/00 - 5/31/01                       $389,124.00                            $32,427.00
                       6/1/01 - 5/31/02                       $397,380.00                            $33,115.00
                       6/1/01 - 5/31/03                       $405,408.00                            $33,784.00
                       6/1/01 - 5/31/04                       $413,460.00                            $34,455.00
                       6/1/01 - 5/31/05                       $419,494.00                            $34,957.00
                       6/1/01 - 5/31/06                       $426,120.00                            $35,510.00
                       6/1/06 - 6/31/07                       $432,756.00                            $36,063.00
                       6/1/07 - 5/31/08                       $441,396.00                            $36,783.00
              6/1/08 - Expiration Date                        $448,428.00                            $37,369.00


*Assumes Effective Date is prior to 6/1/99. If Effective Date is on or after 6/l/99, the next line of the chart applies and the Effective Date will be deemed inserted in lieu of 6/1/99.

4. Section 1(d)(ii) defining "ANNUAL OPERATING EXPENSES" is deleted in its entirety and the following is substituted therefor:

         (ii) Estimated "ANNUAL OPERATING EXPENSES": $82,1312.00 (Eighty-Two Thousand Eight Hundred Twelve and 00/100 Dollars), payable in monthly installments of $6,901 (Six Thousand Nine Hundred One and 00/100 Dollars), subject to adjustment (7(a)).

5. Section 1(e) defining "PROPORTIONATE SHARE" is amended by deleting the reference to "46.100%" and inserting "61.47%" in its place.

6. Section 7(a) entitled "OPERATION OY PROPERTY: PAYMENT OF OPERATING EXPENSES" is amended by deleting the third sentence in its entirety and substituting the following; "The amount of the Annual Operating Expenses set forth in Section l(d)represents Tenant's Proportionate Share of the estimated operating expenses during the calendar year of the Term in which the rentable square feet of the Premises was increased to include the Additional space on an annualized basis; from time to time Landlord may adjust such estimated amount if the estimated operating expenses increased."

7. Tenant agrees to occupy the Additional Space in its present "as is" condition and acknowledges that Landlord has made no representation with respect thereto. It is understood and agreed that Landlord is under no duty to make repairs, alterations, or decorations to the Additional Space, except that prior to the Effective Date, Landlord shall (a) throughly clean and re-key the Additional Space, (b) install building standard tenant identification signs, and (c) check all electrical, plumbing and HVAC systems in the Additional Space for proper operation and maintenance.

8. At Landlord's request, Tenant shall confirm the Effective Date by executing an additional space commencement certificate in the form attached as Exhibit "B-1".

9. The obligations of Landlord under this First Amendment are conditioned upon the termination of the existing lease with Winstar (the "Winstar Lease") on the Additional Space on terms and conditions satisfactory to Landlord and the vacation of the Additional Space by Winstar.

10. The parties agree that they have dealt with no brokers in connection with this First Amendment, except for McConnell Real Estate, whose commission shall be paid by Landlord pursuant to separate agreement. Each party agrees to indemnify and hold the other harmless from any and all claims for commissions or fees in connection with the Additional Space and this First Amendment from any other real estate brokers or agents with whom they may have dealt.

11. Tenant acknowledges and agrees that the Lease is in full force and effect and Tenant has no claims or offsets against rent due or to become due hereunder.

12. Except as expressly modified herein, the terms and conditions of the Lease shall remain unchanged and in full force and effect. All attached exhibits referred to herein are made a part of this First Amendment and the Lease.

13. This First Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.


                                          LANDLORD:

                                          LIBERTY PROPERTY LIMITED PARTNERSHIP

                                          By:
                                             ----------------------------------
                                                Liberty Property Trust, Sole
                                                General Partner

                                          By:
                                             ----------------------------------
                                             Name:
                                             Title

                                          TENANT:

                                          ASTROPOWER, INC.

                                          By:
                                             ----------------------------------
                                             Name:    Thomas J. Stiner
                                             Title:    VP & CFO

                                             Attest:
                                                    ---------------------------
                                             Name:  Robert B. Hall
                                             Title:   V.P.

                                  EXHIBIT "B-1"
                                  -------------

                    ADDITIONAL SPACE COMMENCEMENT CERTIFICATE

         The undersigned, as duly authorized officers and/or representatives of LIBERTY PROPERTY LIMITED PARTNERSHIP ("Landlord") and ASTROPOWER, INC. ("Tenant"), hereby agree as follows with respect to the Lease Agreement dated January 19, 1998 (the "Lease") between them for premises located at 231 Lake Drive, Newark, Delaware (the "Premises").

1.       Date of First Amendment of Lease Agreement:
                                            , 19
         -----------------------------------    ----

2.       Effective Date that Additional Space (defined in above Amendment) is
         part of Premises:                    ,19
                          --------------------   -----------------
3.       Expiration Date:                     ,19
                          --------------------   -----------------

         The parties agree that they have dealt with no brokers in connection with this First Amendment, except for ______________________, whose commission shall be paid by Landlord pursuant to separate agreement. Each party agrees to indemnify and hold the other harmless from any and all claims for commissions or fees in connection with the Additional Space and this First Amendment from any other real estate brokers or agents with whom they may have dealt .

4. Rent and operating expenses due on or before the Effective Date for the period from the Effective Date until the first day of the next calendar month (Not applicable if the Effective Date is the first day of the calendar month):

         Apportioned Minimum Rent:                 $
                                                     ------------------------
         Apportioned Operating Expenses:           $
                                                     ------------------------
         TOTAL:                                    $
                                                     ------------------------

         Thereafter regular monthly payments due in the following amounts until adjusted in accordance with the Lease:

5. Tenant certifies that, as of the date hereof, (a) the Lease is in full force and effect and has not been amended, (b) Tenant has no offsets or defenses against any provision of the Lease and (c) Landlord has substantially completed any improvements to be performed by Landlord in accordance with the Lease, excepting the Punch List items set forth an the Schedule attached hereto and initialed by Landlord and Tenant, if any.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.


                                            LANDLORD:

                                            LIBERTY PROPERTY LIMITED PARTNERSHIP

                                            By:   Liberty Property Trust, Sole
                                                  General Partner

                                            By:
                                                --------------------------------
                                                  Name:
                                                  Title

                                            TENANT:

                                            ASTROPOWER, INC.

                                            By:
                                               ---------------------------------
                                                Name:    Thomas J. Stiner
                                                Title:   VP & CFO

                                            Attest:
                                                   -----------------------------
                                                Name:  Robert B. Hall
                                                Title: V.P.

                                       2